SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Event Requiring Report: December 18, 2002

                              PC SUPPORT.COM, INC.
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             (Exact name of registrant as specified in its charter)



          Nevada                  000-27693                  98-0211769
 ------------------------       ------------                ------------
  (State of Incorporation)      (Commission                (IRS Employer
                                 File Number)              Identification #)


                     18199 Clayton Hill Dr., Surrey, British
                             Columbia, Canada V3S7N5
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                    (Address of Principal Executive Offices)


                                 (604) 684-0944
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              (Registrant's telephone number, including area code)


ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

      Not Applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

      Not Applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

      Not applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

      Not applicable.

ITEM 5. OTHER EVENTS

      Not applicable.

ITEM 6. RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

         On December 18, 2002, Steven W. Macbeth resigned as CFO and director; Michael G. McLean resigned as President, CEO and director of PCSupport.com, Inc. On December 18, 2002, Daymon Bodard was appointed and accepted his position as President, Secretary, CFO and sole director of the Corporation.

         Daymon Bodard, age 49, is a high school graduate and has an in-Company sales and marketing degree. From 1980 to 1986, Mr. Bodard was area manager for Rothman's Tobacco Company. From 1986 to 1995, he was the Canadian National Distributor for Successful Money Management. Mr. Bodard founded MSI in 1995, a business consultant firm.

ITEM 7. FINANCIAL STATEMENTS

      Not applicable.

ITEM 8. CHANGE IN FISCAL YEAR

      Not applicable.

EXHIBITS
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17     December 18, 2002 Resignations and Appointments



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


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      By /S/ DAYMON BODARD
      Daymon Bodard, President, Secretary, CFO & Director


      Date: December 26, 2002


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